SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 31, 2004


	                   QUALITY DINING, INC.
---------------------------------------------------------
(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
---------------------------------------------------------------
(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
	                Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (574) 271-4600


	                       Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)





ITEM 12.	Results of Operations and Financial Condition


On March 31, 2004 the Registrant issued a press release that announced its first quarter results for fiscal 2004. A copy of the press release is attached hereto as Exhibit 99 and is furnished pursuant to Item 12.











SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 31, 2004

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel




Index of Exhibits


Exhibit No.               Description
-----------               -------------------------
99                        Press release issued March 31, 2004





























Exhibit 99
------------------

FOR IMMEDIATE RELEASE	                   Contact: John C. Firth
                                           Executive Vice President
                                           and General Counsel
                                           (574) 243-6616


QUALITY DINING REPORTS FIRST QUARTER RESULTS

MISHAWAKA, Ind. (March 31, 2004) - Quality Dining, Inc. (NASDAQ/NM:QDIN) today reported net income of $279,000, or $0.02 per diluted share, on total revenues of $64.1 million for the first quarter of fiscal 2004 compared to a net income of $179,000, or $0.02 per diluted share, on total revenues of $65.1 million for the same period in fiscal 2003.

Quality Dining owns the Grady's American Grill(r), Papa Vino's Italian Kitchen(tm) and Spageddies Italian Kitchen(tm) concepts and operates Burger King(r) restaurants and Chili's Grill & Bar(r) restaurants as a franchisee. As of March 31, 2004 the Company operates 118 Burger King restaurants, 37Chili's Grill & Bar restaurants, 8 Grady's American Grill restaurants, 6 Papa Vino's Italian Kitchen(tm) restaurants, 3 Spageddies Italian Kitchen restaurants, one Regas Grill(r) and one Porterhouse Steaks and Seafood(tm) restaurant.

This press release contains and incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.

                                        Quality Dining, Inc.
                                        Unaudited Financial Highlights
                                   (In thousands, except per share amounts)

                                           16 Weeks Ended      16 Weeks Ended
                                            February 15,         February 16,
                                               2004                  2003
Revenues:                                ----------------       -------------

Burger King                                   $    32,307          $   33,941
Chili's Grill & Bar                                24,807              23,517
Italian Dining Division                             5,027               5,644
Grady's American Grill                              1,922               2,042
                                              -----------           ---------
Total revenues                                     64,063              65,144
                                              -----------           ---------
Operating Expenses:
Restaurant Operating Expenses:
Food and beverage                                  17,586              17,399
Payroll and benefits                               18,780              19,336
Depreciation and amortization                       2,866               3,075
Other operating expenses                           16,818              17,395
                                               ----------            --------
Total restaurant operating expenses                56,050              57,205
                                               ----------            --------
Income from restaurant operations                   8,013               7,939
General and administrative                          5,014               4,936
Trademark amortization                                 82                 116
Facility closing costs                                 54                   5
                                               ----------            --------
Operating income                                    2,863               2,882
                                               ----------            --------
Other income (expense):
Interest expense                                   (2,059)            (2,305)
Loss on sale of property and equipment                (47)               (11)
Minority interest in earnings                        (480)              (781)
Other income, net                                      86                 493
                                               ----------            --------
Total other income (expense), net                  (2,500)            (2,604)
                                               ----------            --------
Income from continuing operations before
  income taxes                                        363                 278
Income tax provision                                  272                 341
                                               ----------            --------
Income from continuing operations                      91                (63)
Income from discontinued operations, net of tax       188                 242
                                               ----------            --------
Net  Income                                    $      279            $    179
                                               ----------            --------
Basic net income per share:
  Continuing operations                                 -                   -
  Discontinuing operations                           0.02                0.02
                                               ----------            --------
Basic net income per share                     $     0.02            $   0.02
                                               ----------            --------
Diluted net income per share:
  Continuing operations                                 -                   -
  Discontinuing operations                           0.02                0.02
                                               ----------            --------
Diluted net income per share                         0.02                0.02
                                               ----------            --------
Weighted average shares:
  Basic                                            11,311              11,311
  Diluted                                          11,343              11,311